                                                                    Exhibit 99.4

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as an executive officer of the chairman and chief financial officer of Allmerica Financial Corporation (the "Company"), does hereby certify that to the undersigned's knowledge:

     1) the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Edward J. Parry, III

                                    Edward J. Parry, III
                                    Executive Officer of the Chairman and Chief
                                    Financial Officer


Dated: March 24, 2003